EXHIBIT 10.1

LIMITED DURATION WAIVER OF POTENTIAL DEFAULTS AND EVENTS OF DEFAULT UNDER CREDIT AGREEMENT

This Limited Duration Waiver Of Potential Defaults And Events Of Default Under Credit Agreement (herein, the “Agreement”) is made as of October 26, 2008, by and among the Pilgrim’s Pride Corporation, a Delaware Corporation (“Borrower”), the Syndication Parties (whose signatures appear below), and CoBank ACB, as Administrative Agent for the Syndication Parties (“CoBank”).

Recitals:

    A.CoBank (in its capacity as the Administrative Agent (sometimes also referred to herein as the “Agent”), the Syndication Parties signatory thereto, and Borrower have entered into that certain 2006 Amended and Restated Credit Agreement (Convertible Revolving Loan and Term Loan) dated as of September 21, 2006, that certain First Amendment to Credit Agreement dated as of December 13, 2006, that certain Second Amendment to Credit Agreement dated as of January 4, 2007, that certain Third Amendment to Credit Agreement dated as of February 7, 2007, that certain Fourth Amendment to Credit Agreement dated as of July 3, 2007, that certain Fifth Amendment to Credit Agreement dated as of August 7, 2007, that certain Sixth Amendment to Credit Agreement dated as of November 7, 2007, that certain Seventh Amendment to Credit Agreement dated as of March 10, 2008, and that certain Eighth Amendment to Credit Agreement dated as of May 1, 2008 (as so amended and as amended, modified, or supplemented from time to time in the future, the “Credit Agreement”) pursuant to which the Syndication Parties have extended certain credit facilities to Borrower under the terms and conditions set forth in the Credit Agreement.

    B.Certain Potential Defaults and Events of Default either exist or will exist as a result of (a) the Borrower’s Fixed Charge Coverage Ratio at September 30, 2008 failing to meet the requirements of Section 10.12.5 of the Credit Agreement, an Event of Default described in Section 13.1(d) of the Credit Agreement, (b) the Borrower's Leverage Ratio at of September 27, 2008 potentially failing to meet the requirements of Section 10.12.1 of the Credit Agreement, an Event of Default described in Section 13.1(d) of the Credit Agreement, and (c) Borrower failing to maintain compliance with the Fourth Amended and Restated Credit Agreement dated as of February 8, 2007 by and among Borrower, Bank of Montreal, as Agent, and the other lenders party thereto (the “BMO Credit Agreement”) as required by Section 10.4 of the Credit Agreement, Events of Default described in Section 13.1(d), and Section 13.1(g) of the Credit Agreement (collectively, the “Subject Defaults”).

    C.Borrower has requested that the Agent and the Syndication Parties temporarily waive the Subject Defaults which the Agent and the Syndication Parties are willing to do subject to the terms and conditions as set forth in this Agreement.

    D.Borrower and the Required Lenders executed a Limited Duration Waiver Of Potential Defaults And Events Of Default Under Credit Agreement dated September 26, 2008 (“September Limited Duration Waiver”).  Under the September Limited Duration Waiver, the Syndication Parties consented to the granting by the Borrower to Bank of Montreal, as agent under the BMO Credit Agreement, of a security interest in all Collateral granted to the Agent pursuant to the Credit Agreement and other Loan Documents (“BMO Collateral”), provided that such security interest was and remained subject and subordinate to the Agent’s security interests therein pursuant to an intercreditor agreement (the “BMO Intercreditor Agreement”).

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Incorporation of Recitals; Defined Terms.  The Borrower acknowledges that the Recitals set forth above are true and correct in all material respects.  The defined terms in the Recitals set forth above are hereby incorporated into this Agreement by reference.  All other capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

2.Limited Duration Waiver.

       2.1Except as provided in this Subsection 2.1 of this Agreement, the Agent and the Syndication Parties reserve the right to exercise any and all of their rights, powers and remedies under the Credit Agreement and the other Loan Documents, including the right to cease making Loans, and the right to accelerate the maturity of all outstanding Bank Debt.  Subject to satisfaction of the terms and conditions contained in this Agreement, the Agent and the Syndication Parties agree to waive the Subject Defaults and shall, with respect to the Subject Defaults (but not with respect to any other Potential Default or Event of Default that may be existing or that may occur), not exercise their rights, powers and remedies under the Credit Agreement or the other Loan Documents commencing on the date hereof and ending on November 26, 2008 (the “Waiver Period”).

      2.2The waiver of the Subject Defaults shall become null and void on the expiration of the Waiver Period and from and after such expiration of the Waiver Period the Agent and the Syndication Parties shall have all rights and remedies available to them as a result of the occurrence of the Subject Defaults as though this waiver had never been granted.

        3.Additional Agreements.  The Borrower further agrees that:

    (a)The Agent (or its counsel) shall have the right to engage on behalf of the Syndication Parties a financial advisor, selected by the Agent and acceptable to the Syndication Parties, to review, evaluate and advise the Agent and the Syndication Parties as to the reports, analyses and cash flow forecasts and other materials prepared by the Borrower’s financial consultants relating to the financial condition, operating performance, and business prospects of the Borrower and its Subsidiaries and to perform such other information gathering or evaluation acts as may be reasonably requested by the Agent, and the reasonable costs and expenses of such financial advisor shall be borne by the Borrower and constitute part of the Borrower’s obligations outstanding under the Credit Agreement.  The Borrower shall take reasonable steps to make available to such financial advisor and its representatives such information respecting the financial condition, operating performance, and business prospects of the Borrower and its Subsidiaries as may be reasonably requested and shall make the Borrower’s financial consultants, officers, employees, and independent public accountants available with reasonable prior notice to discuss such information with such financial advisor and its representatives.

    (b)The Borrower shall provide to the Agent and the Syndication Parties a 13-week cash flow forecast (the “Forecast”) showing projected cash receipts and cash disbursements of the Borrower and its Subsidiaries over the following 13-week period, together with a reconciliation of actual cash receipts and cash disbursements of the Borrower and its Subsidiaries from the prior week against the cash flow forecast previously furnished to the Agent and the Syndication Parties and showing any deviations on a cumulative basis), prepared by the Borrower and in form and substance, and with such detail, as the Agent may request.  Each Forecast shall be provided to the Agent and the Syndication Parties no later than 5:00 p.m., Central time, on Wednesday of each week (beginning October 29, 2008).

    (c)During the Waiver Period, unless approved by the Required Lenders, the Borrower shall have at all times undrawn commitments under the Credit Agreement and the BMO Credit Agreement in an aggregate amount not less than $35,000,000.

    (d)No later than October 31, 2008, the Borrower shall deliver to the Syndication Parties a budget for the 90-day period ending January 31, 2009, in form and substance reasonably satisfactory to the Agent and its financial advisor.

    (e)No later than the 5th Business Day after the date the BMO Intercreditor Agreement is executed and delivered by the parties thereto, the Borrower shall grant to the Agent for the benefit of the Syndication Parties valid, enforceable liens and security interests on all of the collateral securing the BMO Credit Agreement, subject to the liens and security interests granted to BMO in such property.  This additional collateral shall be Collateral under the Credit Agreement and subject to the terms of the Credit Agreement applicable to Collateral generally.  The Borrower shall pay all taxes, costs, and expenses incurred by the Agent in obtaining and perfecting such security interests and shall supply to the Agent at the Borrower’s cost and expense such board resolutions and other instruments, documents, certificates, and opinions reasonably required by the Agent in connection therewith.

    (f)During the Waiver Period the Borrower shall obtain loans under the Credit Agreement and the BMO Credit Agreement, and shall repay loans under the Credit Agreement and the BMO Credit Agreement, only on a pro rata basis, determined on the basis of the undrawn amount of the commitments under each of the two credit agreements at the close of business in Chicago, Illinois, on September 24, 2008, as stated in Section 8(f) hereof, until the aggregate undrawn commitments under the Credit Agreement and the BMO Credit Agreement are $75,000,000.  Thereafter (i) the lenders under the BMO Credit Agreement shall have no obligation to extend further credit to Borrower under the BMO Credit Agreement until such time as the aggregate undrawn commitments under the Credit Agreement and the BMO Credit Agreement exceed $75,000,000 in which case the Borrower may obtain and repay loans under the Credit Agreement and the BMO Credit Agreement only on a pro rata basis as described above until the aggregate undrawn commitments under the Credit Agreement and the BMO Credit Agreement are $75,000,000, and (ii) at any time that until the aggregate undrawn commitments under the Credit Agreement and the BMO Credit Agreement are $75,000,000 or less, the Borrower may obtain loans under the Credit Agreement (such loans are referred to as “Additional Loans”) and may repay Additional Loans without a concurrent repayment of loans under the BMO Credit Agreement until such time as the aggregate undrawn commitments under the Credit Agreement and the BMO Credit Agreement exceed $75,000,000 in which case the Borrower may obtain and repay loans under the Credit Agreement and the BMO Credit Agreement only on a pro rata basis as described above until the aggregate undrawn commitments under the Credit Agreement and the BMO Credit Agreement are $75,000,000.

    (g)The Borrower shall engage a chief restructuring officer reasonably acceptable to the Required Lenders no later than the 10th Business Day after the date the Agent provides the Borrower with a list of potential candidates that would be acceptable to the Required Lenders, but the Borrower shall have no obligation to engage any of the potential candidates named on such list and may engage any other person or firm that is reasonably acceptable to the Required Lenders.  The scope of the chief restructuring officer’s engagement and the authority granted to such chief restructuring officer must be reasonably satisfactory to the Required Lenders.

    (h)The Borrower agrees that the amounts on deposit in all of its operating accounts (including without limitation its accounts at Merrill Lynch) will not exceed at any time the amount needed by the Borrower and its Subsidiaries for their operating expenses and liquidity needs in the ordinary course of business.

    (i)The Borrower shall promptly provide any financial information concerning the Borrower and its Subsidiaries and their respective businesses that the Agent or the Required Lenders may reasonably request.

4.Credit Agreement:

      4.1Notwithstanding the terms of Section 2.10 of the Credit Agreement and related terms in other Sections of the Credit Agreement, during the Waiver Period Borrower shall not have the right to convert any portion of the outstanding balance under the Revolving Loan into a non-revolving term loan (referred to in the Credit Agreement as a Voluntary Converted Loan).

      4.2Notwithstanding the terms of Section 10.18 of the Credit Agreement and related terms in other Sections of the Credit Agreement, during the Waiver Period no additional Collateral shall be included in the calculation of the Available Amount.

      4.3To the extent available, no later than November 10, 2008, the Borrower shall deliver all legal descriptions with respect to the Borrower’s interest in each unencumbered property of the Borrower pursuant to section 10.18(f) of the Credit Agreement.  As soon as practicable (with respect to such property) and in no event later than November 24, 2008, the Borrower shall execute and deliver a deed of trust or mortgage and assignment of leases and rents with respect to Borrower’s interest in the property.

     5.Waiver Termination.  As used in this Agreement, “Waiver Termination” shall mean the occurrence of the expiration of the Waiver Period, or, if earlier, the occurrence of any one or more of the following events:

(a) any Potential Default or Event of Default under the Credit Agreement, in each case other than the Subject Defaults;

(b)any failure by the Borrower for any reason to comply with any term, condition, or provision contained in this Agreement, including without limitation the engagement of a chief restructuring officer as required by Section 3(g) hereof, or in any document signed in connection herewith;

(c)any representation made by the Borrower in this Agreement or pursuant to it proves to be incorrect or misleading in any material respect when made;

(d)the BMO Limited Duration Waiver (as defined in Section 13(b) hereof) shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void, or BMO or any other party to the BMO Credit Agreement takes any action for the purpose of terminating, repudiating or rescinding the BMO Limited Duration Waiver or any of its obligations thereunder;

(e)the Fairway Limited Duration Waiver (as defined in Section 13(c) hereof) shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void, or the Securitization Agent (as defined below) or any other party to the Amended and Restated Receivables Purchase Agreement dated as of September 26, 2008, among Pilgrim’s Pride Funding Corporation, as Seller, the Borrower, as Servicer, Fairway Finance Company, LLC, as Purchaser, the various purchasers and purchaser agents from time to time party thereto and BMO Capital Markets Corp., as Administrator (the “Securitization Agent”), as amended, supplemented and otherwise modified (as so amended, supplemented and otherwise modified, the “Receivables Purchase Agreement”), takes any action for the purpose of terminating, repudiating or rescinding the Fairway Limited Duration Waiver or any of its obligations thereunder;

(f)the BMO Intercreditor Agreement, or any part thereof, shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void, or BMO, as agent under the BMO Credit Agreement, or any other lender under the BMO Credit Agreement, takes any action for the purpose of terminating, repudiating or rescinding the BMO Credit Agreement or any of its obligations thereunder; or

(g)the Borrower shall pay any interest on its 8-3/8% Senior Subordinated Notes due 2017 or its 7-5/8% Senior Notes due May 1, 2015.

Upon the occurrence of a Waiver Termination, the Waiver Period is automatically terminated and the Syndication Parties are then permitted and entitled, with respect to the Subject Defaults and any other Event of Default then in existence under the Credit Agreement, among other things, to cease making Loans to the Borrower, to accelerate the Borrower’s indebtedness, obligations and liabilities under the Loan Documents, and to exercise any other rights and remedies that may be available under the Loan Documents or applicable law.

    6.Limited Waiver and Reservation of Rights.  The Borrower acknowledges and agrees that immediately upon expiration or termination of the Waiver Period, the Agent and the Syndication Parties have all of their rights and remedies with respect to the Subject Defaults to the same extent, and with the same force and effect, as if the waiver contained herein had not been granted.  The Borrower will not assert and hereby forever waives any right to assert that the Agent or the Syndication Parties are obligated in any way to continue to waive the Subject Defaults beyond the Waiver Period or to forbear from enforcing their rights or remedies with respect to the Subject Defaults after the Waiver Period or that the Agent and the Syndication Parties are not entitled to act on the Subject Defaults after the occurrence of a Waiver Termination as if such default had just occurred and the Waiver Period had never existed.  The Borrower acknowledges that the Syndication Parties have made no representations as to what actions, if any, the Syndication Parties will take after the Waiver Period or upon the occurrence of any Waiver Termination, Potential Default or Event of Default, and the Syndication Parties and the Agent must and do hereby specifically reserve any and all rights, remedies, and claims they have (after giving effect hereto) with respect to the Subject Defaults and each other Potential Default or Event of Default that may occur.

    7.Acknowledgement of Liens.  The Borrower hereby acknowledges and agrees that all indebtedness, obligations and liabilities of the Borrower, owing to the Agent and the Syndication Parties arising out of or in any manner relating to the Loan Documents, shall continue to be secured by liens and security interests on all of the Collateral pursuant to the Loan Documents heretofore or hereafter executed and delivered by the Borrower, and nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for thereby as to the indebtedness, obligations, and liabilities which would be secured thereby prior to giving effect to this Agreement.

    8.Representations and Warranties.  The Borrowers represent and warrant to the Agent and the Syndication Parties that:

    (a) the Borrower has full right and authority to enter into this Agreement and to perform all of its obligations hereunder, and the Borrower has full right and authority to grant to the Agent the liens and security interests contemplated hereby;

    (b)this Agreement and the performance or observance by the Borrower of any of the matters and things herein or therein provided for do not (i) contravene or constitute a default under any provision of law or any judgment, injunction, order or decree binding upon the Borrower or any provision of the organizational documents (e.g., certificate or articles of incorporation and by-laws) of the Borrower, or (ii) contravene or constitute a default under any covenant, indenture or agreement of or affecting the Borrower or any of its Property;

    (c)the obligations of the Borrower under this Agreement and each of the Loan Documents executed and delivered by it are legal, valid, enforceable (except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally) and subsisting and not subject to set-off, defense (other than payment) or counterclaim;

    (d)other than the Subject Defaults, no Potential Default or Event of Default has occurred and is continuing;

    (e)the Borrower’s indebtedness, obligations and liabilities to the Agent and the Syndication Parties under the Loan Documents constitute “Designated Senior indebtedness” as defined in the First Supplemental Indenture dated as of January 24, 2007, between the Borrower and Wells Fargo Bank, National Association, as Trustee, relating to the Borrower’s 8-3/8% Senior Subordinated Notes due 2017;

    (f)as of the close of business in Chicago, Illinois on September 24, 2008, the undrawn amount of all commitments under the CoBank Credit Agreement was $143,000,000 and the undrawn amount of all Revolving Credit Commitments under the Credit Agreement was $35,500,000; and

    (g)the Borrower has decided that during the Waiver Period it will not pay any interest on its 8-3/8% Senior Subordinated Notes due 2017 or its 7-5/8% Senior Notes due May-1, 2015.

    9. Amendment.  Borrower, Agent and the Required Lenders agree to negotiate in good faith to amend the Credit Agreement specifically in respect of the Mandatory Prepayment, Appraisals, Borrowing, Liens and any other similar provisions to permit the grant of the second liens to BMO as agent in the BMO Collateral and to permit the grant of a security interest to CoBank as agent for the Syndication Parties in the assets and properties in addition to the existing Collateral on or prior to the execution of the BMO Intercreditor Agreement.

    10.Release.  For value received, including without limitation, the agreements of the Syndication Parties in this Agreement, the Borrower hereby releases the Agent and each Syndication Party, its current and former shareholders, directors, officers, agents, employees, attorneys, consultants, and professional advisors (collectively, the “Released Parties”) of and from any and all demands, actions, causes of action, suits, controversies, acts and omissions, liabilities, and other claims of every kind or nature whatsoever, both in law and in equity, known or unknown, which such Borrower has or ever had against the Released Parties from the beginning of the world to this date arising in any way out of the existing financing arrangements between the Borrowers and the Syndication Parties, and the Borrower further acknowledges that, as of the date hereof, it does not have any counterclaim, set-off, or defense against the Released Parties, each of which the Borrower hereby expressly waives.

    11.Loan Documents Remain Effective.  Except as expressly set forth in this Agreement, the Loan Documents and all of the obligations of the Borrower thereunder, the rights and benefits of the Agent and Syndication Parties thereunder, and the liens and security interests created thereby remain in full force and effect.  Without limiting the foregoing, the Borrower agrees to comply with all of the terms, conditions, and provisions of the Loan Documents except to the extent such compliance is irreconcilably inconsistent with the express provisions of this Agreement.  This Agreement and the Loan Documents are intended by the Syndication Parties as a final expression of their agreement and are intended as a complete and exclusive statement of the terms and conditions of that agreement.

    12.Fees and Expenses.

    12.1The Borrower shall have paid the Administrative Agent, by wire transfer of immediately available federal funds (a) all fees presently due under the Credit Agreement; (b) all expenses owing pursuant to Section 15.1 of the Credit Agreement.

    12.2The Borrower shall pay on demand all fees and expenses (including attorneys’ fees) incurred by the Agent and its counsel in connection with this Agreement and the other instruments and documents being executed and delivered in connection herewith, and all fees and expenses of counsel to the Agent with respect to the credit facilities subject to the Credit Agreement .

    12.3.The Borrower shall pay a fee in consideration of this Agreement, in an amount equal to the total obligations outstanding under the Credit Agreement multiplied by 10 basis points.

    13.Conditions Precedent.  The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

(a)the Borrower, the Agent, and the Required Lenders shall have executed and delivered this Agreement, on or before October 27, 2008;

(b)the Agent shall have received a copy of a fully executed limited duration waiver from the lenders party to the BMO Credit Agreement and Bank of Montreal, as agent for such lenders, waiving any default under the BMO Credit Agreement that is analogous to the Subject Defaults for a period ending no earlier than November 26, 2008, which limited duration waiver shall not contain any other terms or provisions that are not contained in this Agreement or that are inconsistent with the terms of this Agreement or that are more favorable to the lenders under the BMO Credit Agreement than the terms of this Agreement are favorable to the Syndication Parties, and which otherwise shall be in form and substance reasonably satisfactory to the Agent (the “BMO Limited Duration Waiver”), and such limited duration waiver shall be effective;

(c)the Agent shall have received a copy of a fully executed limited duration waiver from the lenders party to the Receivables Purchase Agreement and the Securitization Agent, waiving any default under the Receivables Purchase Agreement that is analogous to the Subject Defaults for a period ending no earlier than November 26, 2008, agreeing to extend any amendments to the Amended and Restated Receivables Purchase Agreement dated as of October 10, 2008 and agreeing to continue to provide credit thereunder during the Waiver Period, which limited duration waiver shall not contain any other terms or provisions that are not contained in this Agreement or more favorable to the purchasers under the Receivables Purchase Agreement than the terms of this Agreement are favorable to the Syndication Parties, and which otherwise shall be in form and substance reasonably satisfactory to the Agent (the “Fairway Limited Duration Waiver”) and such Fairway Limited Duration Waiver shall be effective;

(d)the payment of the legal fees and expenses referred to in Section 12 above; and

(e)the payment of the fee pursuant to Section 12.3 of this Agreement.

    14.Authorization to Enter into Collateral Documents and Intercreditor Agreement.  The Required Lenders hereby irrevocably authorize the Agent to execute and deliver (a) such amendments (including an amendment and restatement) to the Security Agreement or such security agreements, mortgages, deeds of trust and other instruments as the Agent may deem appropriate to obtain the liens and security interests contemplated by this Agreement (collectively, the “Additional Security Documents”), and (b) the BMO Intercreditor Agreement on behalf of each of the Syndication Parties and to take such action and exercise such powers under the Additional Security Documents and the BMO Intercreditor Agreement as the Agent considers appropriate.  Each Syndication Party acknowledges and agrees that it will be bound by the terms and conditions of the BMO Intercreditor Agreement upon the execution and delivery thereof by the Agent.  Except as otherwise specifically provided for herein, no Syndication Party, other than the Agent, shall have the right to institute any suit, action or proceeding in equity or at law for the enforcement of any remedy under the Additional Security Documents or the BMO Intercreditor Agreement; it being understood and intended that no one or more of the Syndication Parties shall have any right in any manner whatsoever to enforce any right thereunder, and that all proceedings at law or in equity shall be instituted, had, and maintained by the Agent for the benefit of the Syndication Parties.  The parties hereto hereby acknowledge and agree that each of the Additional Security Documents and the BMO Intercreditor Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

    15.General Provisions.

    15.1Authority of Borrower.  By its acceptance hereof, the Borrower hereby represents that it has the necessary power and authority to execute, deliver, and perform the undertakings contained herein, and that this Agreement constitutes the valid and binding obligation of the Borrower enforceable against it in accordance with its terms.

    15.2Severability.  Any provision of this Agreement held invalid, illegal, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provision hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

    15.3Loan Document.  The parties hereto hereby acknowledge and agree that this Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

    15.4Survivability.  Unless otherwise expressly stated herein, the provisions of this Agreement shall survive the termination of the Waiver Period.

    15.5Counterparts.  This Agreement may be executed in counterparts and by different parties on separate counterpart signature pages, each of which constitutes an original and all of which taken together constitute one and the same instrument.  Delivery of executed counterparts of this Agreement by telecopy shall be effective as an original.  This Agreement may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.  Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable.  Any party delivering an executed counterpart of this Agreement by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

    15.6Governing Law.  This Agreement shall be governed by Colorado law and shall be governed and interpreted on the same basis as the Credit Agreement.

    15.7Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of Borrower, Agent, and the Syndication Parties, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of all the Syndication Parties.

    15.8Headings.  The captions or headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

    15.9No Other Modifications.  The Credit Agreement, except as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

ADMINISTRATIVE AGENT:CoBank, ACB

By:
Name:James Matzat
Title:Vice President

BORROWER:Pilgrim’s Pride Corporation

By:
Name:Richard A. Cogdill
Title:Exe. VP, CFO, Sec & Treas.

SYNDICATION PARTIES:CoBank, ACB

By:
Name:James Matzat
Title:Vice President

Agriland, FCS

By:
Name:Dwayne Young
Title:Chief Executive Officer

Deere Credit, Inc.

By:
Name:Michael P. Kuehn
Title:Manager, AFS Johnson Credit Operations

{Signature Page to Agreement}

Bank of the West

By:
Name:
Title:

John Hancock Life Insurance Company

By:
Name:
Title:

The Variable Annuity Life Insurance Company
AIG Global Investment Corp., investment advisor

By:
Name:
Title:

The United States Life Insurance Company in the City of New York
AIG Global Investment Corp., investment advisor

By:
Name:
Title:

Merit Life Insurance Co.
AIG Global Investment Corp., investment advisor

By:
Name:
Title:

{Signature Page to Agreement}

American General Assurance Company
AIG Global Investment Corp., investment advisor

By:
Name:
Title:

AIG International Group, Inc.
AIG Global Investment Corp., investment advisor

By:
Name:
Title:

AIG Annuity Insurance Company
AIG Global Investment Corp., investment advisor

By:
Name:
Title:

Transamerica Life Insurance Company

By:
Name:
Title:

The CIT Group/Business Credit, Inc.

By:
Name:
Title:

Metropolitan Life Insurance Company

By:
Name:
Title:

{Signature Page to Agreement }

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank-Nederland” New York Branch

By:
Name:
Title:

By:
Name:
Title:

Farm Credit Services of America, PCA

By:
Name:
Title:

The Prudential Insurance Company of America

By:
Name:
Title:

{Signature Page to Agreement}